THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       AAB NATIONAL CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 09:13    ACCEPTED DATE:       12-Jul-2005 09:13
FILING DATE:   12-Jul-2005 09:13
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321506-05-000002

FILE NUMBER(S):
   1. 000-51416

THE PASSWORD FOR LOGIN CIK 0001321506 WILL EXPIRE 23-Mar-2006 14:11.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321506
      COMPANY:    AAB NATIONAL CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51416


THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       AAB NATIONAL CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 10:10    ACCEPTED DATE:       12-Jul-2005 10:10
FILING DATE:   12-Jul-2005 10:10
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321506-05-000003

FILE NUMBER(S):
   1. 000-51416

THE PASSWORD FOR LOGIN CIK 0001321506 WILL EXPIRE 23-Mar-2006 14:11.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321506
      COMPANY:    AAB NATIONAL CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51416

THE FOLLOWING SUBMISSION HAS BEEN ACCEPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


COMPANY:       AAB NATIONAL CO
FORM TYPE:     10QSB                NUMBER OF DOCUMENTS: 1
RECEIVED DATE: 12-Jul-2005 10:23    ACCEPTED DATE:       12-Jul-2005 10:23
FILING DATE:   12-Jul-2005 10:23
TEST FILING:   NO                   CONFIRMING COPY:     NO

ACCESSION NUMBER: 0001321506-05-000004

FILE NUMBER(S):
   1. 000-51416

THE PASSWORD FOR LOGIN CIK 0001321506 WILL EXPIRE 23-Mar-2006 14:11.

PLEASE REFER TO THE ACCESSION NUMBER LISTED ABOVE FOR FUTURE INQUIRIES.

REGISTRANT(S):

   1. CIK:        0001321506
      COMPANY:    AAB NATIONAL CO
      FORM TYPE:  10QSB
      FILE NUMBER(S):
         1. 000-51416